Exhibit 10.1
AMENDMENT NO. 1 TO AMENDED AND RESTATED RECEIVABLES SALE
AGREEMENT
THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED
RECEIVABLES SALE AGREEMENT, dated as of February 18, 2010, is by and among Weatherproofing Technologies, Inc., a Delaware corporation, DAP Products Inc., a Delaware corporation, The Testor Corporation, an Ohio corporation, Tremco Incorporated, an Ohio corporation, Rust-Oleum Corporation, an Illinois corporation, The Euclid Chemical Company, an Ohio corporation, and Republic Powdered Metals, Inc., an Ohio corporation, Tremco Barrier Solutions, Inc., a Delaware corporation (each of the foregoing, an “Originator” and collectively, the “Originators”), and RPM Funding Corporation, a Delaware corporation (“Buyer”), and pertains to that certain Amended and Restated Receivables Sale Agreement dated as of April 7, 2009, by and among the Originators and Buyer, as heretofore amended (the “Agreement”). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I thereto (or, if not defined in Exhibit I thereto, the meanings assigned to such terms in Exhibit I to the Purchase Agreement referred to therein).
PRELIMINARY STATEMENT
          The parties wish to amend the Agreement as hereinafter set forth.
          NOW, THEREFORE, in consideration of the premises and the other mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
          1. Amendments.
          1.1. Section 5.1 (f) of the Agreement is hereby amended and restated in its entirety to read as follows:
     (f) (i) Such Originator, Performance Guarantor or any of their respective Significant Subsidiaries (as defined in the RPM Credit Agreement) shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against such Originator, Performance Guarantor or any of their respective Significant Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) such Originator, Performance Guarantor or any of their respective Significant Subsidiaries shall take any corporate action to authorize any of the actions set forth in the foregoing clauses (i) or (ii) of this subsection (f).

          12. The information set forth on Exhibit III to the Agreement is hereby deleted in its entirety and replaced with “See Exhibit IV to Purchase Agreement”.
           2. Representation. In order to induce the other parties hereto to consent to this Amendment, each of the Originators hereby represents and warrants that, as of the date of this Amendment, no event has occurred and is continuing that will constitute a Termination Event or a Potential Termination Event.
           3. Condition Precedent. This Amendment will become effective as of the date first above written upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the parties hereto and consented to by the Administrative Agent.
          4. Miscellaneous.
          4.1. CHOICE OF LAW.
          THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).
          4.2. WAIVER OF JURY TRIAL.
          EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
          4.3. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).
          4.4. Counterparts
          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof via facsimile or electronic mail of an executed .pdf copy thereof shall, to the fullest extent permitted by applicable law, have the same force and effect and delivery of an originally executed counterpart hereof.
<Signature pages follow>

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.
DAP PRODUCTS INC.,
THE TESTOR CORPORATION,
TREMCO BARRIER SOLUTIONS, INC.
TREMCO INCORPORATED,
RUST-OLEUM CORPORATION,
THE EUCLID CHEMICAL COMPANY AND
REPUBLIC POWDERED METALS, INC.

By:	/s/ Edward W. Moore
	Name:	Edward W. Moore
	Title:	Secretary

WEATHERPROOFING TECHNOLOGIES, INC.
By:	/s/ Edward W. Moore
	Name:	Edward W. Moore
	Title:	Assistant Secretary

RPM FUNDING CORPORATION
By:	/s/ Edward W. Moore
	Name:	Edward W. Moore
	Title:	Secretary

Consented to as of the date first above written:
WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Michael J. Landry
	Name:	Michael J. Landry
	Title:	Vice President

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